Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Large Cap Core Fund

(the "Fund")

Supplement dated August 14, 2020 to the Fund's Summary Prospectus and Prospectus

dated October 1, 2019, as supplemented and amended to date

At a meeting held on August 3-4, 2020, the Board of Directors (the "Board") of VALIC Company I ("VC I") approved an amendment to the Investment Sub-Advisory Agreement (the "Subadvisory Agreement") between The Variable Annuity Life Insurance Company ("VALIC") and Columbia Management Investment Advisers, LLC with respect to the Fund. The amendment reduces the fees payable by VALIC under the Subadvisory Agreement.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the "Fee Waiver Agreement") with respect to the Fund. Pursuant to the Fee Waiver Agreement, VALIC is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to VALIC under the Investment Advisory Agreement with VC I is equal to 0.63% on the first $250 million of the Fund's average monthly net assets, 0.58% on the next $250 million of the Fund's average monthly net assets, 0.53% on the next $500 million of the Fund's average monthly net assets and 0.48% on average monthly net assets over $1 billion. This Fee Waiver Agreement will become effective on September 1, 2020, and will continue in effect through September 30, 2022. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory Agreement. VALIC may not recoup any advisory fees waived with respect to the Fund pursuant to the Fee Waiver Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.